SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of Earliest event Reported): January 16, 2006

                                     RUDY 45
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                 000-29475              88-0491630
(State or other jurisdiction   (Commission File      (IRS Employer I.D.
        of Incorporation)          Number)                Number)

                          2633 Lincoln Blvd., Suite 117
                             Santa Monica, CA 90405
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 452-3206

          (Former name or former address, if changed since last report)


ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICER:

1. 5.02(b) Effective January 15, 2006, Sonia Farrell resigned as an officer and director of Registrant in order to pursue other, on-going business opportunities on a full-time basis. There were no disagreements between Ms. Farrell and the Registrant.

2. 5.02(c) Effective January 16, 2006, Pearl Asencio, the Secretary and a director of Registrant, was appointed the President of Registrant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDY 45

Date:  January 19, 2006

                                           /s/ Pearl Asencio
                                        -----------------------
                                        Pearl Asencio, President